Exhibit 99.1

Jasper Therapeutics Announces Appointment of Svetlana Lucas Ph.D., to its Board of Directors

REDWOOD CITY, Calif., June 19, 2024 (GLOBE NEWSWIRE) –Jasper Therapeutics, Inc. (Nasdaq: JSPR) (Jasper), a clinical stage biotechnology company focused on development of briquilimab, a novel antibody therapy targeting c-Kit (CD117) to address mast cell driven diseases such as chronic spontaneous urticaria (CSU), chronic inducible urticaria (CIndU) and asthma, today announced the appointment of Svetlana Lucas, Ph.D., to Jasper’s Board of Directors (the Board), effective as of June 18, 2024. Separately, Anna French, D. Phil., stepped down from the Board, effective as of June 18, 2024.

“We are pleased to welcome Svetlana, an experienced and accomplished biopharmaceutical executive, to our Board,” said Thomas Wiggans, Chairperson of Jasper’s Board. “Svetlana has led several significant partnerships with large pharma and has particular expertise in the areas of strategic planning and business development. We look forward to capitalizing on her insights as the briquilimab development program continues to expand in mast cell diseases. I’d also like to thank Anna French for instrumental contributions to Jasper as a founding investor and member of our Board.”

“I am excited to join Jasper’s Board at an important phase in the company’s growth,” said Dr. Lucas. “I believe that briquilimab has the potential to serve as an important and differentiated therapeutic in a large number of diseases, and I look forward to contributing to Jasper’s continued progress in delivering more treatment options to patients in need.”

Dr. Lucas has over 20 years of experience in strategy, commercialization, and business development leadership, particularly in immunology and oncology. She currently serves as a Chief Business Officer at Scribe Therapeutics, a genetic medicines company where she inked multiple strategic collaborations with pharma companies, including Sanofi and Eli Lilly subsidiary Prevail Therapeutics, potentially worth more than $4 billion. Prior to her current role, she served as Senior Vice President, Business Development at Tizona Therapeutics, Inc. (Tizona), a clinical stage immunotherapy company, where she was responsible for the company’s business development strategy and transactions, including a global strategic collaboration with AbbVie Inc. Before joining Tizona, Dr. Lucas was Head of Oncology and Inflammation at Amgen Inc. (Amgen), where she oversaw business development activities, including Amgen’s strategic cancer immunotherapy research collaboration and licensing agreement with Kite Pharma, and collaborated with Amgen Ventures on several investments in oncology and inflammation. Dr. Lucas joined Amgen following the acquisition of Onyx Pharmaceuticals, Inc. (Onyx), where she served as Director, Corporate Development and spearheaded the company’s oncology partnering strategy and due diligence of new opportunities. Prior to Onyx, she held positions of increasing responsibility in strategy, business development and strategic marketing at Amgen, PDL BioPharma/Facet Biotech (acquired by AbbVie), and XOMA Corporation. She began her career as a strategy consultant in the Life Sciences practice of McKinsey & Company, Inc. Dr. Lucas currently serves on the Board of Directors of aTyr Pharma, Inc. and as an advisor to Radar Therapeutics. Dr. Lucas received her Ph.D. in Molecular Biology and Biochemistry from California Institute of Technology, and an undergraduate degree in Biology from Moscow State University.

About Jasper

Jasper is a clinical-stage biotechnology company developing briquilimab, a monoclonal antibody targeting c-Kit (CD117) as a therapeutic for chronic mast and stem cell diseases such as chronic urticaria and lower to intermediate risk myelodysplastic syndromes (MDS) and as a conditioning agent for stem cell transplants for rare diseases such as sickle cell disease (SCD), Fanconi anemia (FA) and severe combined immunodeficiency (SCID). To date, briquilimab has a demonstrated efficacy and safety profile in more than 145 dosed participants and healthy volunteers, with clinical outcomes as a conditioning agent in SCID, acute myeloid leukemia, MDS, FA, and SCD. For more information, please visit us at www.jaspertherapeutics.com.

Forward-Looking Statements

Certain statements included in this press release that are not historical facts are forward-looking statements for purposes of the safe harbor provisions under the United States Private Securities Litigation Reform Act of 1995. Forward-looking statements are sometimes accompanied by words such as “believe,” “may,” “will,” “estimate,” “continue,” “anticipate,” “intend,” “expect,” “should,” “would,” “plan,” “predict,” “potential,” “seem,” “seek,” “future,” “outlook” and similar expressions that predict or indicate future events or trends or that are not statements of historical matters. These forward-looking statements include, but are not limited to, statements regarding briquilimab’s potential, including with respect to its potential in mast cell driven diseases such as CSU, CIndU, and asthma and its potential to serve as an important and differentiated therapeutic in a large number of diseases, the expansion of briquilimab in mast cell diseases, Jasper’s ability to capitalize on Dr. Lucas’ insights, Jasper’s growth and Jasper’s continued progress in delivering more treatment options to patients in need. These statements are based on various assumptions, whether or not identified in this press release, and on the current expectations of Jasper and are not predictions of actual performance. These forward-looking statements are provided for illustrative purposes only and are not intended to serve as, and must not be relied on by an investor as, a guarantee, an assurance, a prediction or a definitive statement of fact or probability. Many actual events and circumstances are beyond the control of Jasper. These forward-looking statements are subject to a number of risks and uncertainties, including general economic, political and business conditions; the risk that the potential product candidates that Jasper develops may not progress through clinical development or receive required regulatory approvals within expected timelines or at all; the risk that clinical trials may not confirm any safety, potency or other product characteristics described or assumed in this press release; the risk that Jasper will be unable to successfully market or gain market acceptance of its product candidates; the risk that prior study results may not be replicated; the risk that Jasper’s product candidates may not be beneficial to patients or successfully commercialized; patients’ willingness to try new therapies and the willingness of physicians to prescribe these therapies; the effects of competition on Jasper’s business; the risk that third parties on which Jasper depends for laboratory, clinical development, manufacturing and other critical services will fail to perform satisfactorily; the risk that Jasper’s business, operations, clinical development plans and timelines, and supply chain could be adversely affected by the effects of health epidemics; the risk that Jasper will be unable to obtain and maintain sufficient intellectual property protection for its investigational products or will infringe the intellectual property protection of others; and other risks and uncertainties indicated from time to time in Jasper’s filings with the SEC, including its Annual Report on Form 10-K for the year ended December 31, 2023 and subsequent Quarterly Reports on Form 10-Q. If any of these risks materialize or Jasper’s assumptions prove incorrect, actual results could differ materially from the results implied by these forward-looking statements. While Jasper may elect to update these forward-looking statements at some point in the future, Jasper specifically disclaims any obligation to do so. These forward-looking statements should not be relied upon as representing Jasper’s assessments of any date subsequent to the date of this press release. Accordingly, undue reliance should not be placed upon the forward-looking statements.

Contacts:

Joyce Allaire (investors)
LifeSci Advisors
617-435-6602
jallaire@lifesciadvisors.com

Alex Gray (investors)
Jasper Therapeutics
650-549-1454
agray@jaspertherapeutics.com

Lauren Walker (media)
Real Chemistry
646-564-2156
lbarbiero@realchemistry.com